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                                                                      EXHIBIT 23





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-57872, 33-67366, 33-98106, 333-40623, 333-77957, 333-81549 and 333-52762 of
Radian Group Inc. on Form S-8 of our report dated March 15, 2002, appearing in this Annual Report on Form 10-K of Radian Group Inc. for the year ended December 31, 2001.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
March 29, 2002